UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of Registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31,

Date of reporting period: April 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2016

LEGG MASON BW

ALTERNATIVE CREDIT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s objective is to provide positive returns independent of market cycles through a high level of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason BW Alternative Credit Fund for the six-month reporting period ended April 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 27, 2016

II	Legg Mason BW Alternative Credit Fund

Investment commentary

Economic review

The pace of U.S. economic activity moderated during the six months ended April 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2015 U.S. gross domestic product (“GDP”)i growth was 2.0%. The U.S. Department of Commerce then reported that fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in personal consumption expenditures (“PCE”) and less export activity. The U.S. Department of Commerce’s second reading for first quarter 2016 GDP growth — released after the reporting period ended — was 0.8%. This further slowdown was attributed to a number of factors, including a decrease in nonresidential fixed investment, a deceleration in PCE and a downturn in federal government spending.

Job growth in the U.S. was solid overall and was a tailwind for the economy during the reporting period. When the period ended in April 2016, unemployment was 5.0%, close to its lowest level since February 2008.

Turning to the global economy, in its April 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global recovery continues, but at an ever-slowing and increasingly fragile pace. The months since the last World Economic Outlook Update have seen a renewed episode of global asset market volatility, some loss of growth momentum in the advanced economies, and continuing headwinds for emerging market economies and lower-income countries.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.5%, versus 1.6% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

Legg Mason BW Alternative Credit Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016 and April 27, 2016, the Fed kept rates on hold.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. In January 2015, before the beginning of the reporting period, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion a month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, after keeping rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 2014 through October 2015, with the last cut pushing rates down to 4.35%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Short-term Treasury yields edged higher, whereas long-term Treasury yields declined during the reporting period. When the period began, the yield on the two-year Treasury note was 0.75%. Its low for the period was 0.64% on February 11, 2016, and it peaked at 1.09% on December 29, 2015. The yield on the two-year Treasury note ended the period at 0.77%. The yield on the ten-year Treasury note began the period at 2.16%. Its peak of 2.36% occurred on November 9, 2015, and its low of 1.63% was on February 11, 2016. The yield on the ten-year Treasury note ended the period at 1.83%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global

IV	Legg Mason BW Alternative Credit Fund

growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexv, returned 2.82% during the six months ended April 30, 2016.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, gained 2.38% for the six months ended April 30, 2016. The high-yield market declined during the first three months of the reporting period. This was triggered by a number of factors, including falling oil prices and poor investor demand. After stabilizing in February 2016, the high-yield market rallied sharply in March and April 2016. This turnaround occurred as oil prices started to rebound and the Fed reduced its expectations for rate hikes in 2016.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 5.56% during the six months ended April 30, 2016. The asset class declined over the first three months of the reporting period due to concerns over economic growth in China, falling commodity prices and expectations for future Fed rate hikes. The asset class then rallied sharply in February, March and April 2016, as oil prices moved higher, global monetary policy remained accommodative and investor risk appetite improved.

Performance review

For the six months ended April 30, 2016, Class IS shares of Legg Mason BW Alternative Credit Fund returned -0.18%. The Fund’s unmanaged benchmarks, the Citigroup 3-Month U.S. Treasury Bill Indexviii and the Barclays Global High Yield Indexix, returned 0.09% and 3.65%, respectively, for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned -0.21% over the same time frame.

Performance Snapshot as of April 30, 2016 (unaudited)
(excluding sales charges)	6 months
Legg Mason BW Alternative Credit Fund:
Class A	-0.39%
Class C	-0.76%
Class FI	-0.41%
Class I	-0.23%
Class IS	-0.18%
Citigroup 3-Month U.S. Treasury Bill Index	0.09%
Barclays Global High Yield Index	3.65%
Lipper Alternative Credit Focus Funds Category Average[1]	-0.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 307 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Alternative Credit Fund	V

Investment commentary (cont’d)

have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended April 30, 2016 for Class A, Class C, Class FI, Class I and Class IS shares were 0.35%, -0.35%, 0.38%, 0.67% and 0.77%, respectively. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class I and Class IS shares would have been 0.32%, 0.61% and 0.76%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

The Fund is the successor to an institutional account (the “Predecessor”). On November 29, 2013, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2016, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.63%, 2.32%, 1.65%, 1.32% and 1.23%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 27, 2016

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds, known as “junk bonds”, possess greater price volatility, illiquidity and possibility of default than higher-grade bonds. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund. Equity securities are subject to market and price fluctuations. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of

VI	Legg Mason BW Alternative Credit Fund

leverage may increase volatility and possibility of loss. The Fund is non-diversified and may invest its assets in a limited number of issuers or strategies. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect; which may have a negative impact on the Fund’s performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

ix

The Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

Legg Mason BW Alternative Credit Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2016 and October 31, 2015 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2015 and held for the six months ended April 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.39%	$1,000.00	$996.10	1.65%	$8.19	Class A	5.00%	$1,000.00	$1,016.66	1.65%	$8.27
Class C	-0.76	1,000.00	992.40	2.36	11.69	Class C	5.00	1,000.00	1,013.13	2.36	11.81
Class FI	-0.41	1,000.00	995.90	1.65	8.19	Class FI	5.00	1,000.00	1,016.66	1.65	8.27
Class I	-0.23	1,000.00	997.70	1.35	6.71	Class I	5.00	1,000.00	1,018.15	1.35	6.77
Class IS	-0.18	1,000.00	998.20	1.25	6.21	Class IS	5.00	1,000.00	1,018.65	1.25	6.27

2	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

[1]	For the six months ended April 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2016

Legg Mason BW Alternative Credit Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — 55.1%
ALBA PLC, 2007-1 D	1.089%	3/17/39	750,000	GBP	$814,203	(a)(b)
Atlantes Mortgage PLC, 2001 B	1.049%	1/17/36	4,400,000	EUR	4,461,643	(a)(b)
Capital Mortgage, 2007-1 A1	0.063%	1/30/47	4,353,265	EUR	4,291,365	(a)(b)
Citigroup Commercial Mortgage Trust, 2007-C6 AJFX	5.899%	7/10/17	22,700,000		18,209,402	(a)(c)
Connecticut Avenue Securities, 2016-C03 1M2	5.739%	10/25/28	6,185,000		6,406,806	(a)
Fondo de Titulizacion de Activos UCI, 2016 A2	0.021%	6/16/49	11,297,438	EUR	10,061,364	(a)(b)
FREMF Mortgage Trust, 2015-K47 B	3.724%	6/25/48	10,500,000		9,635,242	(a)(c)
FREMF Mortgage Trust, 2015-K48 B	3.760%	8/25/48	10,000,000		9,231,693	(a)(c)
FREMF Mortgage Trust, 2015-K50 B	3.908%	10/25/48	8,428,300		7,795,679	(a)(c)
FREMF Mortgage Trust, 2015-K721 B	3.681%	11/25/47	25,750,000		24,231,432	(a)(c)
FREMF Mortgage Trust, 2016-K54 B	4.051%	2/25/26	8,000,000		7,355,730	(a)(c)
Hipocat Fondo de Titulizacion de Activos, HIPO-8 B	1.225%	3/15/38	10,016,799	EUR	9,411,804	(a)(b)
IM Pastor Fondo de Titulizacion de Activos, 2004 A	0.009%	3/22/44	10,979,045	EUR	9,741,325	(a)(b)
Kensington Mortgage Securities PLC, 2007-1X B1B	0.621%	6/14/40	1,949,012	EUR	1,741,773	(a)(b)
Kildare Securities Ltd., 2007-1 A3	0.084%	12/10/43	16,155,062	EUR	17,606,961	(a)(b)
LSTAR Securities Investment Trust, 2015-7 A	2.434%	7/1/20	6,081,167		5,971,396	(a)(c)
Lusitano Mortgages PLC, 2002 B	0.777%	11/16/46	4,375,000	EUR	4,217,133	(a)(b)
Lusitano Mortgages PLC, 2004 A	0.092%	9/15/48	8,767,243	EUR	8,912,838	(a)(b)
Lusitano Mortgages PLC, 2006 A	0.072%	3/15/60	7,152,017	EUR	7,281,483	(a)
Magellan Mortgages PLC, 2002 B	0.849%	7/18/36	1,680,000	EUR	1,652,407	(a)(b)
Magellan Mortgages PLC, 2004 A	0.031%	7/20/59	12,640,006	EUR	12,200,230	(a)(b)
Mansard Mortgages PLC, 2007-2X M2	2.591%	12/15/49	4,675,000	GBP	5,787,259	(a)(b)
Newgate Funding PLC, 2006-2 DB	0.657%	12/1/50	2,076,293	EUR	1,816,712	(a)(b)
Newgate Funding PLC, 2007-2X BB	0.025%	12/15/50	9,110,354	EUR	8,035,877	(a)(b)
Newgate Funding PLC, 2007-2X CB	0.215%	12/15/50	2,876,954	EUR	2,400,407	(a)(b)
Newgate Funding PLC, 2007-3X CB	1.275%	12/15/50	9,492,727	EUR	8,891,549	(a)(b)
RMAC Securities PLC, 2006-NS1X B1C	0.651%	6/12/44	5,439,725	EUR	4,860,270	(a)(b)
RMAC Securities PLC, 2006-NS4X B1C	0.621%	6/12/44	11,645,704	EUR	10,048,021	(a)(b)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2005 C	1.225%	3/15/35	1,225,567	EUR	1,221,781	(a)(b)
Structured Agency Credit Risk Debt Notes, 2014-DN2 M3	4.039%	4/25/24	1,260,000		1,229,942	(a)
Structured Agency Credit Risk Debt Notes, 2014-HQ2 M3	4.189%	9/25/24	6,960,000		6,722,315	(a)
Structured Agency Credit Risk Debt Notes, 2016-HQA1 M3	6.789%	9/25/28	7,510,000		8,129,320	(a)
TDA CAM Fondo de Titulizacion de Activos, 2008 A	0.026%	2/26/49	22,851,649	EUR	24,201,751	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2009 A3	0.042%	4/28/50	5,773,841	EUR	5,597,246	(a)(b)
TDA Fondo de Titulizacion de Activos, 2023-A	0.053%	9/22/46	8,857,266	EUR	9,406,385	(a)(b)
TDA Fondo de Titulizacion de Activos, 2024-A1	0.093%	6/22/40	4,066,328	EUR	4,452,779	(a)(b)
TDA Fondo de Titulizacion de Activos, 2027-A2	0.019%	12/28/50	8,251,845	EUR	8,887,814	(a)(b)
TDA Mixto Fondo de Titulizacion de Activos, 2016 B1	0.415%	3/22/35	2,500,000	EUR	2,499,508	(a)(b)

See Notes to Financial Statements.

4	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

Legg Mason BW Alternative Credit Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	14,250,000	$14,179,937	(a)
Wachovia Bank Commercial Mortgage Trust, 2007-C31 AJ	5.660%	4/15/47	3,335,000	3,354,593	(a)
Total Collateralized Mortgage Obligations (Cost — $338,480,408)				312,955,375
Asset-Backed Securities — 9.5%
Accredited Mortgage Loan Trust, 2006-2 A3	0.589%	9/25/36	2,339,733	2,321,382	(a)
Ellington Loan Acquisition Trust, 2007-1 A2B	1.339%	5/28/37	4,141,391	4,109,306	(a)(c)
Ellington Loan Acquisition Trust, 2007-2 A2B	1.389%	5/25/37	15,303,052	14,816,075	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2007-MLN1 A2B	0.619%	3/25/37	6,316,856	6,236,564	(a)
Option One Mortgage Loan Trust, 2005-4 M1	0.879%	11/25/35	5,190,000	4,887,452	(a)
Residential Asset Securities Corp., 2006-KS1 A4	0.739%	2/25/36	2,445,002	2,413,737	(a)
Tryon Park CLO Ltd., 2013-1A C	4.128%	7/15/25	4,225,000	3,871,773	(a)(c)
Vericrest Opportunity Loan Transferee, 2015-NPL4 A2	4.250%	2/25/55	8,485,060	8,003,184	(c)
Vericrest Opportunity Loan Transferee, 2015-NPL5 A2	4.250%	3/25/55	7,437,954	7,006,595	(c)
Total Asset-Backed Securities (Cost — $55,115,931)				53,666,068
Corporate Bonds & Notes — 6.1%
Energy — 4.0%
Oil, Gas & Consumable Fuels — 4.0%
Petrobras Global Finance BV, Senior Notes	5.750%	1/20/20	9,435,000	8,656,612
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	3,050,000	2,710,688
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	9,810,000	8,632,800
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	2,895,000	2,577,447
Total Energy				22,577,547
Materials — 0.5%
Construction Materials — 0.5%
Cemex SAB de CV, Senior Secured Notes	7.250%	1/15/21	2,715,000	2,898,263	(c)
Telecommunication Services — 1.6%
Diversified Telecommunication Services — 1.6%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	5,985,000	5,461,312	(c)
Digicel Group Ltd., Senior Notes	7.125%	4/1/22	4,365,000	3,552,019	(c)
Total Telecommunication Services				9,013,331
Total Corporate Bonds & Notes (Cost — $34,071,830)				34,489,141
Senior Loans — 5.1%
Capsugel Holdings U.S. Inc., USD Term Loan B	—	7/31/21	17,450,000	17,428,188	(d)
Reynolds Group Holdings Inc., New Dollar Term Loan	—	12/1/18	11,570,000	11,598,925	(d)
Total Senior Loans (Cost — $28,990,837)				29,027,113

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2016

Legg Mason BW Alternative Credit Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 3.9%
Indonesia — 2.0%
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	141,000,000,000	IDR	$11,186,556
Mexico — 1.9%
United Mexican States, Senior Bonds	8.000%	12/7/23	164,969,500	MXN	10,960,267
Total Sovereign Bonds (Cost — $22,418,949)					22,146,823

			Shares
Investments in Underlying Funds — 4.2%
SPDR S&P Oil & Gas Exploration & Production ETF			199,800		7,140,852	(e)
VanEck Vectors Oil Services ETF			558,470		16,776,439	(e)
Total Investments in Underlying Funds (Cost — $21,887,058)					23,917,291
Total Investments before Short-Term Investments (Cost — $500,965,013)					476,201,811

			Face Amount†
Short-Term Investments — 26.0%
U.S. Treasury Bills — 5.3%
U.S. Treasury Bills (Cost — $30,195,557)	0.293-0.296%	5/19/16	30,200,000		30,195,311	(f)

			Shares
Money Market Funds — 20.7%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $117,416,389)	0.468%		117,416,389		117,416,389
Total Short-Term Investments (Cost — $147,611,946)					147,611,700
Total Investments — 109.9% (Cost — $648,576,959#)					623,813,511
Liabilities in Excess of Other Assets — (9.9)%					(56,042,135)
Total Net Assets — 100.0%					$567,771,376

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	All or a portion of this loan is unfunded as of April 30, 2016. The interest rate for fully unfunded term loans is to be determined.

(e)	All or a portion of this security is pledged as collateral for written options.

(f)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

6	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

Legg Mason BW Alternative Credit Fund

Abbreviations used in this schedule:
CLO	— Collateral Loan Obligation
ETF	— Exchange-Traded Fund
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
SPDR	— Standard & Poor’s Depositary Receipts

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
SPDR S&P Oil & Gas Exploration & Production ETF, Call	5/20/16	$36.00	1,998	$241,758
VanEck Vectors Oil Services ETF, Call	5/20/16	30.00	2,148	199,764
Total Written Options (Premiums received — $137,033)				$441,522

Summary of Investments by Country**
United States	36.1%
Spain	13.7
United Kingdom	7.1
Ireland	5.0
Mexico	4.0
Portugal	4.0
Brazil	1.8
Indonesia	1.8
Jamaica	1.5
Italy	0.7
Cayman Islands	0.6
Short-Term Investments	23.7
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2016 and are subject to change.

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

April 30, 2016

Assets:
Investments, at value (Cost — $648,576,959)	$623,813,511
Foreign currency, at value (Cost — $381,543)	385,905
Receivable for securities sold	16,737,137
Deposits with brokers for centrally cleared swap contracts	9,828,816
Unrealized appreciation on forward foreign currency contracts	5,423,439
Deposits with brokers for open futures contracts	4,286,304
Receivable from broker — variation margin on centrally cleared swaps	2,630,609
Deposits with brokers for OTC swap contracts	2,300,000
Receivable for Fund shares sold	1,704,593
Interest receivable	1,579,248
Receivable from broker — variation margin on open futures contracts	164,744
Receivable for open OTC swap contracts	25,142
Prepaid expenses	82,809
Total Assets	668,962,257

Liabilities:
Payable for securities purchased	84,577,099
Unrealized depreciation on forward foreign currency contracts	10,752,676
OTC swaps, at value (premiums received — $2,210,912)	2,771,869
Payable for Fund shares repurchased	1,770,878
Investment management fee payable	519,383
Written options, at value (premiums received — $137,033)	441,522
Service and/or distribution fees payable	32,446
Trustees’ fees payable	9,508
Accrued expenses	315,500
Total Liabilities	101,190,881
Total Net Assets	$567,771,376

Net Assets:
Par value (Note 7)	$604
Paid-in capital in excess of par value	692,339,499
Undistributed net investment income	2,687,665
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(95,747,427)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(31,508,965)
Total Net Assets	$567,771,376

See Notes to Financial Statements.

8	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

Net Assets:
Class A	$48,512,854
Class C	$25,801,973
Class FI	$1,132,813
Class I	$360,239,001
Class IS	$132,084,735

Shares Outstanding:
Class A	5,162,457
Class C	2,747,782
Class FI	120,510
Class I	38,328,044
Class IS	14,042,823

Net Asset Value:
Class A (and redemption price)	$9.40
Class C*	$9.39
Class FI (and redemption price)	$9.40
Class I (and redemption price)	$9.40
Class IS (and redemption price)	$9.41
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$9.82

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended April 30, 2016

Investment Income:
Interest	$9,229,852
Dividends	17,159
Less: Foreign taxes withheld	(2,749)
Total Investment Income	9,244,262

Expenses:
Investment management fee (Note 2)	3,729,256
Transfer agent fees (Note 5)	393,069
Service and/or distribution fees (Notes 2 and 5)	241,974
Registration fees	63,546
Audit and tax fees	52,103
Legal fees	40,812
Fund accounting fees	36,240
Trustees’ fees	35,722
Custody fees	33,053
Shareholder reports	17,413
Commitment fees (Note 8)	10,170
Insurance	8,328
Fees recaptured by investment manager (Note 2)	3,843
Miscellaneous expenses	16,528
Total Expenses	4,682,057
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(95,485)
Net Expenses	4,586,572
Net Investment Income	4,657,690

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(83,028,592)
Futures contracts	6,437,972
Swap contracts	8,080,813
Foreign currency transactions	(7,081,661)
Net Realized Loss	(75,591,468)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	68,111,736
Futures contracts	163,651
Written options	(304,489)
Swap contracts	(768,109)
Foreign currencies	(550,046)
Change in Net Unrealized Appreciation (Depreciation)	66,652,743
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(8,938,725)
Decrease in Net Assets From Operations	$(4,281,035)

See Notes to Financial Statements.

10	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2016 (unaudited) and the Year Ended October 31, 2015	2016	2015

Operations:
Net investment income	$4,657,690	$18,276,753
Net realized gain (loss)	(75,591,468)	22,027,461
Change in net unrealized appreciation (depreciation)	66,652,743	(96,943,655)
Decrease in Net Assets From Operations	(4,281,035)	(56,639,441)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(25,134,758)	(20,640,994)
Net realized gains	—	(20,978,064)
Decrease in Net Assets From Distributions to Shareholders	(25,134,758)	(41,619,058)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	140,372,451	1,052,134,154
Reinvestment of distributions	23,853,760	40,135,456
Cost of shares repurchased	(389,582,252)	(712,622,402)
Increase (Decrease) in Net Assets From Fund Share Transactions	(225,356,041)	379,647,208
Increase (Decrease) in Net Assets	(254,771,834)	281,388,709

Net Assets:
Beginning of period	822,543,210	541,154,501
End of period*	$567,771,376	$822,543,210
*Includes undistributed net investment income of:	$2,687,665	$23,164,733

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$9.77	$10.89	$10.00

Income (loss) from operations:
Net investment income	0.07	0.18	0.19
Net realized and unrealized gain (loss)	(0.11)	(0.74)	0.91
Total income (loss) from operations	(0.04)	(0.56)	1.10

Less distributions from:
Net investment income	(0.33)	(0.21)	(0.21)
Net realized gains	—	(0.35)	—
Total distributions	(0.33)	(0.56)	(0.21)

Net asset value, end of period	$9.40	$9.77	$10.89
Total return[4]	(0.39)%	(5.45)%	11.06%

Net assets, end of period (000s)	$48,513	$112,382	$108,210

Ratios to average net assets:
Gross expenses	1.69%[5,6]	1.65%[6]	1.69%[5]
Net expenses[7,8]	1.65 [5,6]	1.65 [6]	1.38 [5]
Net investment income	1.45 [5]	1.75	1.90 [5]

Portfolio turnover rate	82%	72%	131%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	For the period December 2, 2013 (inception date) to October 31, 2014.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

12	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$9.77	$10.89	$10.00

Income (loss) from operations:
Net investment income	0.02	0.11	0.13
Net realized and unrealized gain (loss)	(0.09)	(0.74)	0.90
Total income (loss) from operations	(0.07)	(0.63)	1.03

Less distributions from:
Net investment income	(0.31)	(0.14)	(0.14)
Net realized gains	—	(0.35)	—
Total distributions	(0.31)	(0.49)	(0.14)

Net asset value, end of period	$9.39	$9.77	$10.89
Total return[4]	(0.76)%	(6.09)%	10.38%

Net assets, end of period (000s)	$25,802	$36,012	$14,500

Ratios to average net assets:
Gross expenses	2.36%[5,6]	2.34%[6]	2.35%[5]
Net expenses[7]	2.36 [5,6]	2.34 [6,8]	2.02 [5,8]
Net investment income	0.46 [5]	1.07	1.31 [5]

Portfolio turnover rate	82%	72%	131%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	For the period December 2, 2013 (inception date) to October 31, 2014.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$9.77	$10.89	$10.00

Income (loss) from operations:
Net investment income	0.08	0.19	0.20
Net realized and unrealized gain (loss)	(0.12)	(0.76)	0.90
Total income (loss) from operations	(0.04)	(0.57)	1.10

Less distributions from:
Net investment income	(0.33)	(0.20)	(0.21)
Net realized gains	—	(0.35)	—
Total distributions	(0.33)	(0.55)	(0.21)

Net asset value, end of period	$9.40	$9.77	$10.89
Total return[4]	(0.41)%	(5.53)%	11.09%

Net assets, end of period (000s)	$1,133	$3,191	$22,027

Ratios to average net assets:
Gross expenses	2.18%[5,6]	1.65%[6]	1.58%[5]
Net expenses[7,8]	1.65 [5,6]	1.65 [6]	1.26 [5]
Net investment income	1.72 [5]	1.77	2.05 [5]

Portfolio turnover rate	82%	72%	131%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	For the period December 2, 2013 (inception date) to October 31, 2014.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

14	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$9.77	$10.89	$10.00

Income (loss) from operations:
Net investment income	0.07	0.22	0.20
Net realized and unrealized gain (loss)	(0.09)	(0.75)	0.91
Total income (loss) from operations	(0.02)	(0.53)	1.11

Less distributions from:
Net investment income	(0.35)	(0.24)	(0.22)
Net realized gains	—	(0.35)	—
Total distributions	(0.35)	(0.59)	(0.22)

Net asset value, end of period	$9.40	$9.77	$10.89
Total return[4]	(0.23)%	(5.15)%	11.22%

Net assets, end of period (000s)	$360,239	$566,915	$245,187

Ratios to average net assets:
Gross expenses	1.38%[5,6]	1.32%[6]	1.39%[5]
Net expenses[7,8]	1.35 [5,6]	1.32 [6]	1.25 [5]
Net investment income	1.51 [5]	2.10	2.04 [5]

Portfolio turnover rate	82%	72%	131%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	For the period December 2, 2013 (inception date) to October 31, 2014.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$9.78	$10.90	$10.00

Income (loss) from operations:
Net investment income	0.06	0.22	0.24
Net realized and unrealized gain (loss)	(0.08)	(0.74)	0.89
Total income (loss) from operations	(0.02)	(0.52)	1.13

Less distributions from:
Net investment income	(0.35)	(0.25)	(0.23)
Net realized gains	—	(0.35)	—
Total distributions	(0.35)	(0.60)	(0.23)

Net asset value, end of period	$9.41	$9.78	$10.90
Total return[4]	(0.18)%	(5.09)%	11.35%

Net assets, end of period (000s)	$132,085	$104,042	$151,231

Ratios to average net assets:
Gross expenses	1.26%[5,6]	1.25%[6]	1.59%[5]
Net expenses[7,8]	1.25 [5,6]	1.25 [6]	1.25 [5]
Net investment income	1.38 [5]	2.11	2.48 [5]

Portfolio turnover rate	82%	72%	131%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	For the period November 29, 2013 (inception date) to October 31, 2014.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

16	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Alternative Credit Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized mortgage obligations	—	$312,955,375	—	$312,955,375
Asset-backed securities	—	53,666,068	—	53,666,068
Corporate bonds & notes	—	34,489,141	—	34,489,141
Senior loans	—	29,027,113	—	29,027,113
Sovereign bonds	—	22,146,823	—	22,146,823
Investments in underlying funds	$23,917,291	—	—	23,917,291
Total long-term investments	$23,917,291	$452,284,520	—	$476,201,811
Short-term investments†:
U.S. Treasury bills	—	30,195,311	—	30,195,311
Money market funds	117,416,389	—	—	117,416,389
Total short-term investments	$117,416,389	$30,195,311	—	$147,611,700
Total investments	$141,333,680	$482,479,831	—	$623,813,511
Other financial instruments:
Futures contracts	187,455	—	—	187,455
Forward foreign currency contracts	—	5,423,439	—	5,423,439
Total other financial instruments	$187,455	$5,423,439	—	$5,610,894
Total	$141,521,135	$487,903,270	—	$629,424,405

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$441,522	—	—	$441,522
Futures contracts	23,804	—	—	23,804
Forward foreign currency contracts	—	$10,752,676	—	10,752,676
Centrally cleared credit default swaps on credit indices — sell protection	—	700,483	—	700,483
OTC credit default swaps on credit indices — sell protection‡	—	2,771,869	—	2,771,869
Total	$465,326	$14,225,028	—	$14,690,354

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or recieved with respect to swap contracts.

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security

20	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2016, the total notional value of all OTC credit default swaps to sell protection was $30,170,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended April 30, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any

22	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

24	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2016, the Fund held written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $13,966,067. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of April 30, 2016, the Fund had posted with its counterparties cash and/or securities to cover the net liability of these derivatives amounting to $15,893,444, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income effective April 1, 2016. Prior to April 1, 2016, the Fund accreted market discounts and amortized market premiums on debt securities using the effective yield method. Accretion of market discounts and amortization of market premiums required the application of several assumptions including, but not limited to, prepayment assumptions and default rate assumptions, which were re-evaluated not less than quarterly and required the use of a significant amount of judgment. Principal write-offs were generally treated as realized losses. The Fund’s accretion of discounts and amortization of premiums for U.S. federal and other tax purposes is likely to differ from the financial accounting treatment under GAAP of these items as described above. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Prior to April 1, 2016, distributions from net investment income of the Fund were declared daily and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

26	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the six months ended April 30, 2016, fees waived and/or expenses reimbursed amounted to $95,485.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at April 30, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires October 31, 2017	$20,490	—	$10,602	—	$181,364
Expires October 31, 2018	16	—	3	—	3,745
Expires October 31, 2019	15,642	—	5,263	$71,449	3,131
Total fee waivers/expense reimbursements subject to recapture	$36,148	—	$15,868	$71,449	$188,240

For the six months ended April 30, 2016, LMPFA recaptured $270, $2, $1,119, $35 and $2,417 for Class A, Class C, Class FI, Class I and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2016, LMIS and its affiliates retained sales charges of $763 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2016, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$10,154

28	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee may have selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees would be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$453,238,225
Sales	731,476,800

At April 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,770,815
Gross unrealized depreciation	(30,534,263)
Net unrealized depreciation	$(24,763,448)

At April 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
FTSE/MIB Index	275	6/16	$28,755,838	$28,732,034	$(23,804)

Contracts to Sell:
Euro-Bund	308	6/16	57,278,569	57,091,114	187,455
Net unrealized appreciation on open futures contracts					$163,651

During the six months ended April 30, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2015	—	—
Options written	4,146	$137,033
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of April 30, 2016	4,146	$137,033

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

At April 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	10,085,000	USD	11,253,549	Barclays Bank PLC	5/11/16	$296,936
EUR	6,510,000	USD	7,264,314	Barclays Bank PLC	5/11/16	191,676
EUR	3,870,000	USD	4,301,544	Barclays Bank PLC	5/11/16	130,819
USD	301,868,416	EUR	268,985,000	Citibank N.A.	5/11/16	(6,203,682)
EUR	3,010,000	USD	3,406,935	HSBC Bank USA, N.A.	5/11/16	40,458
EUR	32,895,000	USD	36,026,078	HSBC Bank USA, N.A.	5/11/16	1,649,003
EUR	3,120,000	USD	3,484,251	HSBC Bank USA, N.A.	5/11/16	89,127
USD	68,238,686	EUR	61,760,000	JPMorgan Chase & Co.	5/11/16	(2,495,864)
USD	4,962,186	EUR	4,345,000	JPMorgan Chase & Co.	5/11/16	(14,201)
USD	5,551,183	EUR	4,915,000	JPMorgan Chase & Co.	5/11/16	(78,032)
USD	8,973,510	EUR	7,940,000	JPMorgan Chase & Co.	5/11/16	(120,278)
EUR	9,285,000	USD	10,372,765	Morgan Stanley Capital Services, LLC	5/11/16	261,469
EUR	3,560,000	USD	3,928,012	Morgan Stanley Capital Services, LLC	5/11/16	149,304
EUR	3,240,000	USD	3,580,519	Morgan Stanley Capital Services, LLC	5/11/16	130,296
EUR	1,085,000	USD	1,187,683	Morgan Stanley Capital Services, LLC	5/11/16	54,982
EUR	24,135,000	USD	27,535,035	Morgan Stanley Capital Services, LLC	5/11/16	107,101
EUR	5,060,000	USD	5,727,682	Morgan Stanley Capital Services, LLC	5/11/16	67,603
EUR	4,570,000	USD	5,204,064	Morgan Stanley Capital Services, LLC	5/11/16	30,018
EUR	5,540,000	USD	6,271,354	Morgan Stanley Capital Services, LLC	5/11/16	73,681
EUR	900,000	USD	994,211	UBS AG	5/11/16	36,571
EUR	1,565,000	USD	1,728,762	UBS AG	5/11/16	63,654
EUR	4,970,000	USD	5,497,247	UBS AG	5/11/16	194,960
EUR	62,415,000	USD	71,175,133	UBS AG	5/11/16	309,597
NZD	16,310,000	USD	11,064,035	HSBC Bank USA, N.A.	5/17/16	315,732
USD	10,854,142	NZD	16,310,000	JPMorgan Chase & Co.	5/17/16	(525,625)
USD	46,263,853	GBP	32,560,000	HSBC Bank USA, N.A.	6/7/16	(1,314,994)
GBP	27,630,000	USD	39,786,095	UBS AG	6/7/16	588,706
COP	34,980,000,000	USD	11,451,956	HSBC Bank USA, N.A.	8/5/16	641,746
Total						$(5,329,237)

Abbreviations used in this table:
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
NZD	— New Zealand Dollar
USD	— United States Dollar

30	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

At April 30, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
InterContinental Exchange (Markit CDX.NA.HY.26 Index)	$165,385,000	6/20/21	5.000% quarterly	$4,694,536	$5,395,019	$(700,483)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
JPMorgan Chase & Co. (Markit CMBX.NA.BB.6 Index)	$7,280,000	5/11/63	5.000% monthly	$(668,850)	$(550,378)	$(118,472)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BB.6 Index)	9,710,000	5/11/63	5.000% monthly	(892,106)	(724,554)	(167,552)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BB.6 Index)	13,180,000	5/11/63	5.000% monthly	(1,210,913)	(935,980)	(274,933)
Total	$30,170,000			$(2,771,869)	$(2,210,912)	$(560,957)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$187,455	—	$187,455
Forward foreign currency contracts	—	$5,423,439	5,423,439
Total	$187,455	$5,423,439	$5,610,894

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	—	—	$441,522	$441,522
Futures contracts[2]	—	—	23,804	23,804
Forward foreign currency contracts	$10,752,676	—	—	10,752,676
OTC swap contracts[3]	—	$2,771,869	—	2,771,869
Centrally cleared swap contracts[4]	—	700,483	—	700,483
Total	$10,752,676	$3,472,352	$465,326	$14,690,354

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April, 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$6,437,972	—	—	$6,437,972
Forward foreign currency contracts[1]	—	$(6,516,375)	—	(6,516,375)
Swap contracts	—	—	$8,080,813	8,080,813
Total	$6,437,972	$(6,516,375)	$8,080,813	$8,002,410

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	—	—	—	$(304,489)	$(304,489)
Futures contracts	$187,455	—	—	(23,804)	163,651
Forward foreign currency contracts[1]	—	$(546,688)	—	—	(546,688)
Swap contracts	—	—	$(768,109)	—	(768,109)
Total	$187,455	$(546,688)	$(768,109)	$(328,293)	$(1,455,635)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

32	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

During the six months ended April 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$63,075
Futures contracts (to buy)	95,914,622
Futures contracts (to sell)	8,155,873
Forward foreign currency contracts (to buy)	233,286,538
Forward foreign currency contracts (to sell)	566,903,433

Average Notional Balance
Credit default swap contracts (to buy protection)†	$33,369,824
Credit default swap contracts (to sell protection)	110,573,500

†	At April 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at April 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$164,744	—	$164,744
Centrally cleared swap contracts[2]	2,630,609	—	2,630,609
Forward foreign currency contracts	5,423,439	—	5,423,439
Total	$8,218,792	—	$8,218,792

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4,5]	Net Amount
Written options	$441,522	$(441,522)	—
OTC swap contracts	2,771,869	(2,300,000)	$471,869
Forward foreign currency contracts	10,752,676	—	10,752,676
Total	$13,966,067	$(2,741,522)	$11,224,545

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	See the Schedule of Investments for securities pledged as collateral.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$88,406	$70,516
Class C	151,066	16,374
Class FI	2,502	5,707
Class I	—	299,658
Class IS	—	814
Total	$241,974	$393,069

For the six months ended April 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$15,642
Class C	—
Class FI	5,263
Class I	71,449
Class IS	3,131
Total	$95,485

6. Distributions to shareholders by class

	Six Months Ended April 30, 2016	Year Ended October 31, 2015
Net Investment Income:
Class A	$2,958,157	$2,611,494
Class C	1,035,378	480,347
Class FI	95,491	347,758
Class I	17,371,543	13,981,785
Class IS	3,674,189	3,219,610
Total	$25,134,758	$20,640,994

Net Realized Gains:
Class A	—	$4,051,941
Class C	—	631,123
Class FI	—	667,353
Class I	—	10,878,812
Class IS	—	4,748,835
Total	—	$20,978,064

34	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

7. Shares of beneficial interest

At April 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	435,589	$4,141,825	11,683,558	$123,590,289
Shares issued on reinvestment	309,343	2,907,228	626,566	6,553,559
Shares repurchased	(7,085,988)	(67,035,110)	(10,741,900)	(111,622,109)
Net increase (decrease)	(6,341,056)	$(59,986,057)	1,568,224	$18,521,739

Class C
Shares sold	103,457	$988,671	3,670,033	$38,977,065
Shares issued on reinvestment	108,299	1,017,597	104,781	1,091,683
Shares repurchased	(1,150,481)	(10,861,075)	(1,419,520)	(14,551,679)
Net increase (decrease)	(938,725)	$(8,854,807)	2,355,294	$25,517,069

Class FI
Shares sold	9,381	$88,272	1,587,717	$16,660,592
Shares issued on reinvestment	10,160	95,491	96,581	1,014,821
Shares repurchased	(225,839)	(2,104,559)	(3,379,335)	(34,802,691)
Net decrease	(206,298)	$(1,920,796)	(1,695,037)	$(17,127,278)

Class I
Shares sold	9,382,309	$88,718,093	77,350,882	$815,957,129
Shares issued on reinvestment	1,756,839	16,506,609	2,351,715	24,488,924
Shares repurchased	(30,832,339)	(291,629,431)	(44,194,086)	(455,075,783)
Net increase (decrease)	(19,693,191)	$(186,404,729)	35,508,511	$385,370,270

Class IS
Shares sold	4,989,467	$46,435,590	5,384,536	$56,949,079
Shares issued on reinvestment	353,873	3,326,835	667,141	6,986,469
Shares repurchased	(1,941,353)	(17,952,077)	(9,288,805)	(96,570,140)
Net increase (decrease)	3,401,987	$31,810,348	(3,237,128)	$(32,634,592)

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within the Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares.

Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report	35

Notes to financial statements (cont’d)

Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended April 30, 2016, the Fund incurred a commitment fee in the amount of $10,170. The Fund did not utilize the Redemption Facility during the period ended April 30, 2016.

36	Legg Mason BW Alternative Credit Fund 2016 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At its November 2015 meeting, the Fund’s Board of Trustees (the “Board”) approved the investment management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Brandywine Global Investment Management, LLC (the “Subadviser”). (The Management Agreement and Subadvisory Agreement are collectively referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 15, 2015, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Board, including the Independent Trustees, at its November 2015 meeting, reviewed and evaluated the supplemental materials provided to assist the Board in considering continuation of the Agreements. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 4, 2015.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund and its shareholders to approve continuation of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser, under the Management Agreement and Subadvisory Agreement, respectively. The Board also considered the Manager’s supervisory activities over the Subadviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Subadviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the

Legg Mason BW Alternative Credit Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial strength of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Subadviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollar usage and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund (which included the performance of the Fund’s predecessor, which transferred its assets to the Fund on November 29, 2013) and for a group of funds (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. In addition, the trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its peer group and benchmark, and had met with the Fund’s portfolio managers at in-person meetings during the year.

The Board noted the Fund’s favorable performance for the one- and three-year periods ended June 30, 2015, which placed the Fund’s Class IS Shares in the second and first quintiles, respectively (the first quintile being the best performers and the fifth quintile being the worst performers). The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Subadviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Manager which partially reduced the management fee owed to the Manager under the Management Agreement) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Subadviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Subadviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

38	Legg Mason BW Alternative Credit Fund

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, sets out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same asset class, including any subadvisory relationships with unaffiliated registered investment companies.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge, as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that the Contractual and Actual Management Fees were higher than median (fifth quintile) and that actual expenses for the Class IS Shares were higher than the Broadridge expense group and expense universe medians and averages. The Board considered the additional information provided by the Manager regarding these comparisons. Given the Fund’s inception date of November 29, 2013, the organizational expenses of the Fund were reflected in this data. Without such expenses, the Fund’s total expense ratio would have been in the third quintile. With respect to the management fee, the Adviser noted that the underlying long and short credit positions in the Fund require intensive research and analysis that support a higher fee and expense ratio.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2015 and 2014, which corresponds to Legg Mason’s fiscal year end. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown and whether the Fund has appropriately benefited from any economies of scale. Among other information, the Board reviewed management fee reductions due to waivers during the Manager’s 2014 and 2015 fiscal years. Given the asset size of the Fund and the complex, as well as the Contract Management Fee, the Board noted that although there are no breakpoints included in the Contractual Management Fee, any economies of scale were appropriately reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding amounts received by the Fund’s distributor and intermediary arrangements.

Legg Mason BW Alternative Credit Fund	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interests of the Fund.

40	Legg Mason BW Alternative Credit Fund

Legg Mason BW

Alternative Credit Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Alternative Credit Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Alternative Credit Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

This report is submitted for the general information of the shareholders of Legg Mason BW Alternative Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

BWXX016457 6/16 SR16-2799

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99-CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive officer

Date:	June 17, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 17, 2016